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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): OCTOBER 15, 2002




                                NEWCOR, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                      001-05985                 38-0865770
   (State or other              (Commission File            (I.R.S. Employer
   jurisdiction of                   Number)                 Identification
    organization)                                                Number)


               4850 COOLIDGE HWY.
               ROYAL OAK, MICHIGAN                            48073
    (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code: (248) 435-4269





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ITEM 5.           OTHER EVENTS.

                  On October 15, 2002, Newcor, Inc. issued a press release regarding the filing by Newcor, Inc. of a proposed Chapter 11 Plan of Reorganization. See Press Release attached as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements.  Not applicable.
                           --------------------

                  (b)      Pro forma financial information.  Not applicable.
                           -------------------------------

                  (c)      Exhibits.  See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 16, 2002


                              NEWCOR, INC.



                              By:  /s/ David A. Segal
                                 ----------------------------------------------
                                 Name: David A. Segal
                                 Title: Chairman and co-Chief Executive Officer






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                                EXHIBIT INDEX


Exhibit No.                Description
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99.1                       Press Release, dated as of October 15, 2002.







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